UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2014

ALKERMES PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ireland	001—35299	98-1007018
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

Connaught House
1 Burlington Road
Dublin 4, Ireland
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                               Regulation FD Disclosure.

On November 13, 2014, Janssen Pharmaceuticals, Inc. announced that the U.S. Food and Drug Administration (FDA) approved the supplemental New Drug Applications (sNDAs) for the once-monthly atypical long-acting antipsychotic INVEGA® SUSTENNA® (paliperidone palmitate) to treat schizoaffective disorder as either monotherapy or adjunctive therapy. Alkermes earns a royalty on worldwide sales of INVEGA® SUSTENNA®, which incorporates Alkermes’ proprietary technology for nanoparticles. INVEGA® SUSTENNA® is the first and only FDA-approved once-monthly medication to treat schizoaffective disorder as monotherapy. INVEGA® SUSTENNA® is a registered trademark of Johnson & Johnson Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: November 13, 2014	By:	/s/ James M. Frates
James M. Frates
Senior Vice President, Chief Financial Officer and Treasurer